CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Robert E. Morrison, Jr., President of AFBA 5Star Fund, Inc.
(the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 6, 2007                     /S/ ROBERT E. MORRISON, JR.
     -----------------------            -----------------------------
                                        Robert E. Morrison, Jr., President
                                        (principal executive officer)


I, Michael E. Houchins, Chief Financial Officer of AFBA 5Star Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 6, 2007                 /S/ MICHAEL E. HOUCHINS
     -----------------------        --------------------------------------------
                                    Michael E. Houchins, Chief Financial Officer
                                    (principal financial officer)